KemPharm

Janney Healthcare Conference

September 17, 2018

Cautionary Note Regarding Presentation Information

This presentation contains forward-looking statements, including statements about our plans to develop and commercialize our product candidates, our planned clinical trials for our prodrug product candidates, the timing of and our ability to obtain and maintain regulatory approvals for our product candidates, including expectations about our ability to use the 505(b)(2) pathway and expedited FDA review, the clinical utility of our product candidates and our intellectual property position. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements in this presentation represent our views as of the date of this presentation. These and other risks concerning our business are described in additional detail in our Quarterly Report on Form 10-Q filed with the SEC on August 10, 2018, and our other Periodic and Current Reports filed with the SEC. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Further, the information contained in this presentation speaks only as the date hereof. While we may elect to update the information in this presentation in the future, we disclaim any obligation to do so except to the extent required by applicable law.

This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

KemPharm Overview

- Specialty pharmaceutical company discovering and developing novel **prodrugs**
- Leveraging our **LAT™ Platform Technology** to improve the attributes of approved drugs in large markets
- Building a pipeline of **product candidates** for ADHD, pain and CNS disorders
- Potentially utilizing FDA's **505(b)(2) pathway** to reduce risk and expense
- Generating long-lived **composition-of-matter** patent protection

LAT™ (Ligand Activated Therapy) Platform Technology


Approved Drug with Sub-Optimal Properties
Ligand
Prodrug with Improved Attributes
Cleaved Drug through Human Metabolic Process

1) Select FDA-approved and widely prescribed drug for improvement

2) Chemically modify using a ligand to create a prodrug
   - Ligands – GRAS or demonstrated to be safe
   - Prodrugs generate composition-based patents

3) Following ingestion, normal human metabolic processes cleave the ligand and release the active drug

- Proprietary to KemPharm and is **applicable across therapeutic areas**
- Amenable to **both immediate and extended release formulations**

KemPharm Product Pipeline

Category	Product Candidate	Parent Drug	Development Status	Next Milestone	Potential NDA Submission
ADHD	KP415	Methylphenidate (ER)	Clinical	NDA Submission	Q1 2019
	KP484	Methylphenidate (ER)	Clinical	Initiation of Efficacy Trial	2019
PAIN	Apadaz®	Hydrocodone/ APAP	FDA Approved	Potential Commercial Partnerships	N/A
	KP201/IR	Hydrocodone	Clinical	IN HAP Data	2019* with Priority Review
	KP511/ER	Hydromorphone	Clinical	POC in ER Formulation	2020* with Priority Review
	KP511/IR	Hydromorphone	Clinical	BE and HAP Data	2019* with Priority Review

* NDA timing is contingent upon status of Apadaz commercialization efforts

Prodrug New Product Development Partnering

- Strategy to potentially leverage KemPharm's proprietary LAT™ Platform Technology through partnering
- Partner benefits may include new or improved products based on potential:
  - Creation of new, long-lived IP protection
  - Modification of pharmacokinetic profile
  - Targeted tissue/organ delivery
  - Delivery of active metabolites
  - Modification of physicochemical or synthetic properties
  - Modifications in metabolism
  - Improved side effect profile
- Announced agreement with Genco Sciences to develop prodrug-based therapy for potential rare pediatric indications of Tourette's syndrome with ADHD on October 4, 2017

Attention-Deficit/Hyperactivity Disorder:

KP415 and KP484
for the Treatment of ADHD

The ADHD and ER Methylphenidate Market

- ~$13 billion ADHD market with TRx growth of ~4% per year on average
- The branded portion of the ADHD market was ~$6.1B in 2017 and more than 95% of these branded prescriptions are for extended release
- Methylphenidate (MPH) accounted for approximately 19.6 million TRx's and $4.0 billion in sales in 2017
- Market research indicates prescribers see the following potential KP415 features as key advantages
  - Duration of action (60%)
  - Lower abuse potential (52%)
  - Early onset of action (43%)
- Market research also indicates that prescribers estimate that MPH is given as the preferred first line of therapy for children under the age of 13 approximately 60% of the time

Source: Symphony Health, PHAST 2016

Selected ER Stimulant Products for ADHD

Brand Name Active Ingredient	Sponsor	Dosage Form (1)	Strengths (1)	Features (1)	Reduced Drug Liking (1)
Vyvanse® (lisdexamfetamine)	Shire	Capsule & Chewable	10, 20, 30, 40, 50, 60 & 70 (cap only) mg	• Prodrug of d-amphetamine • Ages: 6 years and older • Onset: 1.5 hours • Duration: 13 hours • Indicated for binge eating disorder	Some Difference
Adderall XR® (mixed salts of AMPH)	Shire	ER Capsule	5, 10, 15, 20, 25 & 30 mg	• Comprised of both L-AMPH & D-AMPH • Ages: 6 years and older • Extended release profile	No
Focalin XR® (dexmethylphenidate)	Novartis	ER Capsule	5, 10, 15, 20, 25, 30, 35 & 40 mg	• Ages: 6 years and older • Onset: 0.5 hours • Duration: 12 hours	No
Concerta® (methylphenidate)	Janssen	ER Tablet	18, 27, 36 & 54 mg	• Ages: 6 years to 65 years • Onset: 2 hours • Duration: 12 hours	Small Difference

(1) Package insert information

Selected ER Stimulant Products for ADHD (Cont'd)

Brand Name Active Ingredient	2017 TRx's (1)	2017 Sales (1)	2017 WAC Unit Price (2)	2017 Plan Approval Rate (1)	2017 Avg. Patient Out-of-Pocket Expense (1)
Vyvanse® (lisdexamfetamine)	11.6MM	$3.3B	40mg: $9.02	94%	$41.65
Adderall XR® (mixed salts of AMPH)	3.6MM	$895MM	20mg: $7.12	95%	$24.04
Focalin XR® (dexmethylphenidate)	964K	$352MM	20mg: $11.90	94%	$26.93
Concerta® (methylphenidate)	761K	$285MM	36mg: $10.57	94%	$32.66
Generic ER Mixed AMPH	9.4MM	$1.6B	20mg: $4.90	94%	$22.06
Generic ER D-MPH	2.0MM	$448MM	20mg: $7.80	93%	$23.22
Generic ER MPH HCL	7.8MM	$2.0B	36mg: $8.23	94%	$22.56

(1) Symphony Health, PHAST 2011-2017
(2) Medi-Span Price Rx (Nov 2017)

KP415 Product Overview

- Prodrug of d-MPH (serdexmethylphenidate) with extended release properties, co-formulated with immediate release d-MPH
- Potential KP415 features and benefits
  - Once-daily dosing
  - Earlier onset and longer duration of therapeutic effect
  - Active metabolism may offer more predictable therapeutic effect
  - Lower abuse potential
  - Patient-friendly dosage form
    - Small capsule size (same as Vyvanse®), easily swallowed
    - May be opened and contents sprinkled on food or mixed into liquids for easier ingestion
- May be the first MPH product approved for pre-school patients (4-5 yrs old)
- No generic equivalent product
- Composition-based patent expires in 2032; pending applications, if granted, may potentially expire in 2037; potentially NCE eligible

KP415.E01 Pivotal Efficacy Trial Overview

- First patient treatment on December 20, 2017
- Double-blind, placebo-controlled, randomized, parallel, analog classroom trial
- Children 6 to 12 years with ADHD (150 completers)
- 5 U.S. trial sites, 2-3 cohorts each; 5-18 subjects per cohort/per site
- 3-week open-label KP415 dose optimization period ending with 2-day drug washout period
- On Visit 5 (Day 21), baseline SKAMP-C scores were collected at pre-dose, patients were given their last open-label dose and then they were randomly assigned to either placebo or their optimized dose of KP415 once daily in the morning for 1 week
- On Visit 6 (Day 28), SKAMP-C scores were collected at pre-dose and post-dose efficacy assessments were taken at 0.5, 1, 2, 4, 8, 10, 12 and 13 hours

KP415.E01 Pivotal Efficacy Trial Met Primary Endpoint

- KP415.E01 met the primary endpoint of mean difference in change from baseline (pre-dose Visit 5) across all post-dose time points for the SKAMP-C score (p<0.001)

Change in SKAMP-C from Pre-dose Visit 5						
	LS Mean (SE)		Difference in LS mean (SE)	95% Confidence Interval		
Statistical Measure	KP415	Placebo	KP415 – Placebo	KP415 – Placebo		p-Value
Mean difference in change from baseline across all post-dose time-points	-4.87 (0.62)	0.54 (0.70)	-5.41 (0.87)	-7.10	-3.71	<0.001

KP415.E01 Pivotal Efficacy Trial: Differences in SKAMP-C Change Between KP415 and Placebo Are Statistically Significant

	SKAMP-C Change at Visit 6 from Baseline			
	Baseline = predose Visit 5 (prespecified)*		Baseline = predose Visit 6 (post hoc)*	
	Difference in LS mean (SE)		Difference in LS mean (SE)	
Time	KP415 – Placebo	p-Value	KP415 – Placebo	p-Value
Predose	2.37 (1.18)	0.044	0.60 (1.14)	0.600
0.5 hours postdose	-2.28 (1.18)	0.053	-4.19 (1.14)	<0.001
1 hours postdose	-7.40 (1.18)	<0.001	-9.22 (1.14)	<0.001
2 hours postdose	-10.14 (1.18)	<0.001	-12.25 (1.14)	<0.001
4 hours postdose	-9.76 (1.18)	<0.001	-11.88 (1.14)	<0.001
8 hours postdose	-7.05 (1.18)	<0.001	-9.37 (1.14)	<0.001
10 hours postdose	-3.91 (1.18)	<0.001	-6.20 (1.14)	<0.001
12 hours postdose	-0.96 (1.18)	0.412	-3.07 (1.14)	0.007
13 hours postdose	-1.63 (1.18)	0.167	-3.71 (1.14)	0.001

* Statistical model includes pre-dose Visit 5 or Visit 6 as covariate, respectively.

KP415.E01 Pivotal Efficacy Trial: Differences in PERMP-A Change Between KP415 and Placebo Are Statistically Significant

	PERMP-A Change at Visit 6 from Baseline			
	Baseline = predose Visit 5 (prespecified)*		Baseline = predose Visit 6 (post hoc)*	
	Difference in LS mean (SE)		Difference in LS mean (SE)	
Time	KP415 – Placebo	p-Value	KP415 – Placebo	p-Value
Predose	-0.43 (5.18)	0.933	0.26 (4.40)	0.953
0.5 hours postdose	20.12 (5.18)	<0.001	22.13 (4.40)	<0.001
1 hours postdose	27.91 (5.18)	<0.001	29.66 (4.40)	<0.001
2 hours postdose	39.35 (5.18)	<0.001	41.44 (4.40)	<0.001
4 hours postdose	32.62 (5.18)	<0.001	35.57 (4.40)	<0.001
8 hours postdose	23.03 (5.18)	<0.001	25.77 (4.40)	<0.001
10 hours postdose	17.36 (5.18)	<0.001	19.81 (4.41)	<0.001
12 hours postdose	12.08 (5.18)	0.020	14.50 (4.40)	0.001
13 hours postdose	16.57 (5.18)	0.001	19.17 (4.40)	<0.001

* Statistical model includes pre-dose Visit 5 or Visit 6 as covariate, respectively.

KP415.E01 Pivotal Efficacy Trial Summary

- KP415.E01 efficacy trial met its primary endpoint
- SKAMP-C trial data using Visit 6 as the pre-dose baseline demonstrate a 30-minute onset of effect with duration up to 13 hours
- PERMP-A and PERMP-C trial data are also supportive of a 30-minute onset of effect with duration up to 13 hours
- Secondary endpoint of morning and evening behaviors as rated by parents are supportive of a 30-minute onset of effect with duration up to 13 hours
  - WREMB-R
- Additional secondary endpoints are also supportive of efficacy, including:
  - ADHD-RS-5
  - Conners 3-P
  - CGI-S, CGI-I
- Effect size calculations show similar clinical effect sizes as literature reported data for products like Vyvanse®, Concerta® and Focalin XR®

KP415 Prodrug Drug Liking E_{max} After Oral Administration was Significantly Lower vs. Focalin XR and Phentermine



Maximum Drug Liking Scores (E_{max})
100
90
80
70
60
50
40
30
20
10
0
VAS E_{max}
62.8
63.8
a,b,c
81.5
d,e
80.2
55.8
Drug Liking
KP415 Prodrug, 120 mg
KP415 Prodrug, 240 mg
Focalin XR, 80 mg
Phentermine, 60 mg
Placebo
Neutral Score

[a] significantly higher vs KP415 Prodrug, 120 mg by at least a 10-point margin (p=0.001),
[b] significantly higher vs KP415 Prodrug, 240 mg by at least a 10-point margin (p=0.006),
[c] significantly higher vs Placebo by at least a 15-point margin (p<0.001),
[d] significantly higher vs KP415 Prodrug, 120 mg by at least a 10-point margin (p=0.020),
[e] significantly higher vs Placebo by at least a 10-point margin (p<0.001)

KP415 Prodrug At-the-Moment Drug Liking After Oral Administration vs. Focalin XR


At the Moment Drug Liking VAS
80
70
60
50
40
Drug Liking VAS
0
2
4
6
8
10
12
Time (hours)
SDX, 240 mg
Focalin XR, 80 mg
Placebo

Note: SDX = serdexmethylphenidate = KP415 Prodrug
Drug Liking was assessed on a bipolar scale
(0 = Strong Disliking, 50 = Neutral, 100 = Strong Liking)

KP415 Prodrug At-the-Moment Drug Liking After Oral Administration vs. Phentermine


At the Moment Drug Liking VAS
80
70
60
50
40
Drug Liking VAS
0
2
4
6
8
10
12
Time (hours)
SDX, 240 mg
Phentermine, 60 mg
Placebo

Note: SDX = serdexmethylphenidate = KP415 Prodrug
Drug Liking was assessed on a bipolar scale
(0 = Strong Disliking, 50 = Neutral, 100 = Strong Liking)

KP415 Prodrug Drug Liking E_{max} After Intranasal Administration was Significantly Lower vs. D-Methylphenidate



Maximum Drug Liking Score (E_{max})
VAS E_{max}
100
90
80
70
60
50
40
30
20
10
0
71.0
†, ‡
93.2
51.10
Drug Liking
KP415 Prodrug, 80 mg, IN
d-MPH HCl, 40 mg, IN
Placebo, IN
Neutral Score

† significantly higher vs KP415 Prodrug by at least a 10-point margin ($p=0.001$),
‡ significantly higher vs placebo by at least a 15-point margin ($p<0.001$)

KP415 Prodrug At-the-Moment Drug Liking After Intranasal Administration vs. D-Methylphenidate



At the Moment Drug Liking VAS
Drug Liking VAS
90
80
70
60
50
40
0
2
4
6
8
10
12
Time (hours)
SDX, 80 mg
d-MPH HCl, 40 mg
Placebo
Neutral Score

Note: SDX = serdexmethylphenidate = KP415 Prodrug
Drug Liking was assessed on a bipolar scale
(0 = Strong Disliking, 50 = Neutral, 100 = Strong Liking)

KP415 Prodrug Drug Liking E_{max} After Intravenous Administration was Significantly Lower vs. D-Methylphenidate



Maximum Drug Liking Scores (E_{max})
VAS E_{max}
100
90
80
70
60
50
40
30
20
10
0
**
56.6
†, ‡
84.3
53.8
Drug Liking
KP415, 30 mg, IV
d-MPH HCl, 15 mg, IV
Placebo
Neutral Score

** significantly non-inferior to placebo within at most an 11-point margin (p=0.001),
† significantly higher vs KP415 Prodrug by at least a 10-point margin (p=0.001) ,
‡ significantly higher vs placebo by at least a 15-point margin (p<0.001)

KP415 Prodrug At-the-Moment Drug Liking After Intravenous Administration vs. D-Methylphenidate



At the Moment Drug Liking VAS
Drug Liking VAS
80
70
60
50
40
0
2
4
6
8
10
12
Time (hours)
SDX, 30 mg
d-MPH HCl, 15 mg
Placebo
Neutral Score

Note: SDX = serdexmethylphenidate = KP415 Prodrug
Drug Liking was assessed on a bipolar scale
(0 = Strong Disliking, 50 = Neutral, 100 = Strong Liking)

KP415 Prodrug Human Abuse Potential Trials Summary

- KP415 Prodrug HAP trials were required by FDA to help it determine a recommendation for controlled substance scheduling of the KP415 Prodrug

- Statistically significant differences in key HAP endpoints were observed between KP415 Prodrug and active comparators for the following routes of administration:
  - Oral
  - Intranasal
  - Intravenous

- Additional tampering and manipulation data will be included in the KP415 NDA as part of the human abuse potential assessment of the KP415 Prodrug

The Adult ADHD Market

- Over 4% of U.S. adults, or approximately 10.5 million adults have ADHD and are now the largest part of the ADHD market, comprising 53% of total TRx[1,2]
- The adult ADHD market has grown at ~11% per year on average vs. 4% for the pediatric ADHD market for the last several years[1]
- Vyvanse®, the ADHD product known for its duration and abuse deterrent features has seen significant growth in the adult market averaging 22% year-over-year growth since 2009[1]
- Shire's Mydayis® was recently approved as a super long-acting product in the amphetamine category (2-16 hour duration)
- Other potential market opportunities exist within indications where efficacy has been demonstrated by other stimulants or which remain as currently unmet medical needs

1. Symphony Health, PHAST 2011-2017
2. Ronald C. Kessler et al. (April 2006). The Prevalence and Correlates of Adult ADHD in the United States: Results From the National Comorbidity Survey Replication, American Journal of Psychiatry 163(5):71

KP484 Product Overview

- Prodrug of d-MPH (serdexmethylphenidate) with extended release properties
- Potential KP484 features and benefits
  - Once-daily dosing
  - Longer duration than other super-extended release ADHD products
  - Active metabolism may offer more predictable therapeutic effect
  - Lower abuse potential
  - Patient-friendly dosage form
    - Capsule may be opened and contents sprinkled on food or mixed into liquids for easier ingestion
- No generic equivalent product
- Composition-based patent expires in 2032; pending applications, if granted, may potentially expire in 2037; potentially NCE eligible

KP484 Steady State PK vs. Mydayis®[1]



KP484 vs Mydayis – AUC0-24 Normalized
KP484 (steady state)
Plasma Concentration
Time (hours)
0
1
2
3
4
5
6
7
8
9
0 2 4 6 8 10 12 14 16 18 20 22 24



KP484 vs Mydayis – AUC0-24 Normalized
Mydayis (steady state)
Plasma Concentration
Time (hours)
0
1
2
3
4
5
6
7
8
0 2 4 6 8 10 12 14 16 18 20 22 24

Disclaimer: Mydayis steady-state plasma concentrations were modeled based on Mydayis single-dose data[1] and were normalized so that the mean $AUC_{0\text{-}24}/C_{max}$ for d-amphetamine released from Mydayis matches the mean $AUC_{0\text{-}24}/C_{max}$ for d-methylphenidate released from KP484. The representation is not intended for predictions or direct comparison of efficacy between the two drugs. Methylphenidate and amphetamine are different stimulants with different potency and MOA.

(1) Spencer TJ, Adler LA, Weisler RH, Youcha SH. Triple-Bead Mixed Amphetamine Salts (SPD465), a Novel, Enhanced Extended-Release Amphetamine Formulation for the Treatment of Adults with ADHD: A Randomized, Double-Blind, Multicenter, Placebo-Controlled Study. *J Clin Psychiatry*. 2008;69(9):1437-48.

Next Steps

- KP415 NDA remains on track for submission in Q1 2019
- KP484 NDA submission expected to follow later in 2019
- Strategic partnering discussions for KP415 and KP484 continue based on:
  - Significant, near-term ADHD prodrug commercial opportunities
  - Differentiated onset and duration efficacy profile for KP415
  - Differentiated oral, intranasal and intravenous HAP data for serdexmethylphenidate
  - Long patent life and potential NCE status

Apadaz®

FDA Approved for the Short-Term Treatment of Acute Pain

Apadaz® Overview

- First prodrug of hydrocodone (benzhydrocodone) combined with acetaminophen to be approved by the FDA
- IR fixed-dose combination comprised of 6.67 mg benzhydrocodone HCl (equivalent to 7.5 mg hydrocodone bitartrate) and 325 mg APAP
- Apadaz DEA product scheduling and quota allocation is complete
- Absent of "abuse-deterrent" claims, differentiated properties include:
    - Reduced early systemic hydrocodone exposure and delayed hydrocodone T_{max} for Intranasal (IN) Apadaz vs. IN Norco
    - Lowered early Drug Liking for Intranasal (IN) Apadaz vs. IN Norco in first 2 hours post dose
    - Conversion (hydrolysis) of benzhydrocodone to hydrocodone in vitro is a difficult process
- Composition-based patent expires in 2031

Apadaz® Commercialization Strategy

KemPharm is pursuing two potential strategies for commercializing Apadaz. Neither strategy requires KemPharm to establish its own sales force.

Non-traditional PBM Partnerships	Traditional Pharma Partnership
• Collaborative partnerships with leading US PBMs and MCOs who would agree to Tier 1 or equivalent status for Apadaz (including most favorable co-pay) in return for price parity with available generic products • PBMs and MCOs would work to educate prescribers/plan sponsors and actively manage Apadaz prescriptions	• Partnership with a US-based or global generic pharmaceutical manufacturer and distributor • Takes advantage of generic pharma's economies of scale to optimize Apadaz COGS • Generic pharma partner may also utilize non-traditional PBM/MCO partnership strategy

KemPharm Expected Milestones

Product	Event	Date	
KP484	IND Filing	2017	✓
KP415	Initiate Pivotal Efficacy Study	2017	✓
Apadaz®	FDA Approval	02/23/18	✓
KP415 / KP484	IV Human Abuse Potential (HAP) Data	Q2 2018	✓
KP415	Pivotal Efficacy Study Results	Mid-2018	✓
KP415 / KP484	Oral HAP Data	2H 2018	✓
KP415 / KP484	IN HAP Data	2H 2018	✓
KP484	Initiate Pivotal Efficacy Study	2019	
KP415	NDA Submission	Q1 2019	
KP484	Pivotal Efficacy Study Results	2019	
KP484	NDA Submission	2019	

Q2 2018 Financial Results

- Q2 2018 net loss of $10.0 million, or $0.65 per basic share and $0.91 per diluted share, vs. Q2 2017 net loss of $6.5 million, or $0.44 per basic and diluted share
  - Net loss for Q2 2018 was primarily due to loss from operations of $13.9 million and net interest expense and other items of $1.7 million, partially offset by non-cash fair value adjustment income of $5.6 million
  - Loss from operations increased to $13.9 million for Q2 2018 compared to $8.2 million for Q2 2017, primarily due to an increase of $5.8M in research and development expenses, partially offset by a decrease of $0.1 million in general and administrative expenses
- As of June 30, 2018, total cash and security-related items[1] were $29.3 million, which was a decrease of $7.9 million compared to March 31, 2018
- Based on the Company's current forecast, existing resources are expected to fund operating expenses and capital expenditure requirements into, but not through, Q1 2019

1 - Includes cash, cash equivalents, restricted cash, marketable securities, and trade date receivables

KemPharm

For additional information please contact:

Joshua E. Drumm, Ph.D.
jdrumm@tiberend.com
212-375-2664